Exhibit 10.45

                          FIRST AMENDMENT TO AGREEMENT


     THIS AMENDMENT (the "Amendment") is made and entered into as of the 15th day of September, 1995, by and between R.C.W. Mauran ("Mr. Mauran"), A.J.R. Oosthuizen ("Mr. Oosthuizen"), and SoftNet Systems, Inc., a New York corporation ("SoftNet").


                                    RECITALS:

     A. The parties hereto previously entered into that certain Agreement dated March 24, 1995 (the "Agreement").

     B.   The parties hereto desire to amend the Agreement as provided herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Agreement.


     2. Escrow Agent for Held Back Shares. The parties agree that Mellon Bank, N.A. (the "Escrow Agent") shall hold the "Held Back Shares" described in Section 6 of the Agreement. The Escrow Agent shall hold the Held Back Shares pursuant to the terms of Section 6 of the Agreement and shall deliver (a) to SoftNet the appropriate number of Held Back Shares at such time as a setoff is determined to be required pursuant to the terms of such Section 6, and (b) to Mr. Oosthuizen and Mr. Mauran the Held Back Shares at such time as is provided in the Agreement. The parties agree to execute, at or prior to Closing, the form of escrow agreement required by the Escrow Agent which shall contain customary terms and conditions generally included in such agreements.

     3. Registration Rights. SoftNet agrees that, at Closing, SoftNet will deliver to Mr. Oosthuizen and Mr. Mauran the Registration Rights Agreement in the form attached hereto as Exhibit A.

     4. Savings Clause. Except as expressly set forth herein, the Agreement shall remain in full force and effect and is hereby ratified, confirmed and approved.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                              /s/ R.C.W. Mauran
                              R.C.W. Mauran

                              /s/ Adrian J.R. Oosthuizen
                              A.J.R. Oosthuizen



                              SOFTNET SYSTEMS, INC.

                              By /s/ John Jellinek
                                Its_______________________